Supplement dated October 20, 2017
To
Davis Financial Fund
Portfolio of DAVIS SERIES, INC.
Statement of Additional Information
dated May 1, 2017

Under "Investment Restrictions," replace the descriptions of Diversification with the following.
Diversification (all Funds except Davis Financial Fund and Davis Real Estate Fund). The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.
Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Non-Diversification (Davis Financial Fund and Davis Real Estate Fund). The Fund is not required to diversify its investments.
Further Explanation of Non-Diversification Policy. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items, U.S. Government securities, securities of other regulated investment companies and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.